GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS
Genworth Financial Contra Fund (the “Fund”)

SUPPLEMENT TO THE PROSPECTUS
DATED JANUARY 30, 2013

The date of this Supplement is April 19, 2013

Genworth Financial, Inc. (“Genworth”), the parent company of Genworth Financial Wealth Management, Inc. (“GFWM”), the Fund’s investment advisor, has agreed to enter into a transaction (the “Transaction”) whereby Genworth would sell its wealth management business, including GFWM, to a partnership of Aquiline Capital Partners LLC and Genstar Capital, LLC.  The Transaction is expected to close in the second half of 2013, subject to customary closing conditions, including requisite regulatory approvals.

The Transaction will cause certain agreements for the Fund to automatically terminate as required by law, including the investment advisory agreement between GFWM and Genworth Financial Asset Management Funds (“GFAM”), on behalf of the Fund, as well as the sub-advisory agreement between GFWM and Credit Suisse Asset Management, LLC, on behalf of the Fund.  The Board of Trustees of GFAM has approved new investment advisory and sub-advisory agreements for the Fund.

The Board of Trustees of GFAM has determined to present the new investment advisory agreement and sub-advisory agreement to shareholders for their approval.  A meeting of the shareholders of record of the Fund as of May 1, 2013 is scheduled to be held on or about July 10, 2013.  In advance of the meeting, shareholders entitled to vote at the meeting will receive proxy materials discussing the Transaction in greater detail and including, among other information, forms of the new investment advisory and sub-advisory agreements for the Fund.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE